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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 1998
                                                         -----------------


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


United States            333-36939                          22-2382028
-------------            ---------                          ----------
(State or other         (Commission File Number)            (I.R.S. employer
Jurisdiction of                                             Identification No.)
Incorporation)


                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5033

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Item 5. Other Events

               On February 10, 1998, the opinion of counsel to Chase Manhattan Auto Owner Trust 1998-A (the "Trust") regarding the tax status of the Trust, dated as of February 10, 1998 (the "Opinion"), was delivered by Simpson Thacher & Bartlett to Chase Manhattan Bank USA, National Association.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

               Exhibits

               8.2 Opinion of Simpson Thacher & Bartlett with respect to the tax status of the Trust, dated as of February 10, 1998.

               23.3 Consent of Simpson Thacher & Bartlett (included as part of Exhibit 8.2)

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                               ----------------------------------------------
                               (Registrant)


                               By: /s/ Keith Schuck
                                   ------------------------------------------
                               Name:  Keith Schuck
                               Title: Controller


Date:  February 10, 1998


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                                INDEX TO EXHIBITS
                                -----------------


Exhibit                                                         Sequentially
-------                                                         ------------
Number      Exhibit                                            Numbered Pages
------      -------                                            --------------

8.2         Opinion of Simpson Thacher & Bartlett with                2
            respect to the tax status of the Trust, dated as of February 10, 1998.

23.3        Consent of Simpson Thacher & Bartlett
            (included as part of Exhibit 8.2)